UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05554

Morgan Stanley California Tax-Free Daily Income Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2022

Item 1 - Report to Shareholders

Morgan Stanley California
Tax-Free Daily Income Trust

Semi-Annual Report

June 30, 2022

Morgan Stanley California Tax-Free Daily Income Trust

Table of Contents (unaudited)

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	22
Investment Advisory Agreement Approval	24
U.S. Customer Privacy Notice	27
Trustee and Officer Information	Back Cover

Welcome Shareholder,

We are pleased to provide this Semi-Annual Report, in which you will learn how your investment in Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

Fund Report (unaudited)

For the six months ended June 30, 2022

Market Conditions

Heightened inflation and uncertainty around the Federal Reserve's (Fed) tightening path were the focus of fixed income markets in the first half of 2022. The rate hiking cycle began in March 2022 with a 25 basis point increase, the first upward move in the target fed funds rate since 2018.(i) In April 2022, the Fed announced its intention to launch quantitative tightening monetary policy and then hiked rates by 50 basis points (bps) at its May 2022 meeting. In June 2022, the consumer price index (CPI) rose to a 40-year high, prompting the Fed to hike 75 bps, bringing the target fed funds to a range of 1.50 percent to 1.75 percent after starting the year near zero. Federal Reserve officials agreed in June that interest rates may need to keep rising for longer to prevent higher inflation from becoming entrenched, even if that slowed the U.S. economy.

The first quarter of 2022 was the municipal bond market's worst quarter in about 40 years with a –6.4 percent loss according to the Bloomberg U.S. Municipal Bond Index, a dramatic pullback for an asset class that investors favor for its stability.(ii) At the short end of the municipal curve, yields for variable rate demand obligations (VRDOs) increased significantly during the first quarter of 2022 as dealer inventories rose. The SIFMA Index, which measures yields for weekly VRDOs, increased 41 bps to finish the quarter at 0.51 percent.(iii) The Bloomberg BVAL One-Year Note Index increased 135 bps, finishing the quarter at 1.52 percent.(iv) Crossover buyers stepped into the VRDO market at the end of March 2022 as rates reset at favorable levels relative to comparable taxable issues, resulting in a significant drop in dealer inventories posted on Bloomberg.

Municipal issuance during the second quarter of 2022 totaled $106.5 billion, down 13 percent compared to the same quarter in 2021.(v) This decline was largely the result of significantly lower refunding volume during the quarter, which was down $21.5 billion, or 53 percent year-over-year. Second quarter 2022 issuance was below our original forecast of $137 billion for the quarter. Total issuance for the first half of the year is down 15 percent from 2021, likely leading to this year falling short of 2021's and 2020's record-breaking numbers.

(i)  One basis point = 0.01 percent

(ii)  The Bloomberg U.S. Municipal Bond Index is an index that covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. It is composed of approximately 1,100 bonds. "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(iii)  Source for SIFMA data: Bloomberg LP. The SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by the Securities Industry and Financial Markets Association. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment.

(iv)  The Bloomberg BVAL One-Year Note Index represents tax-exempt municipal bonds that have an average rating of AAA by Moody's and S&P.

(v)  Source for all issuance data used in this report: The Bond Buyer. Data as of June 30, 2022.

Higher interest rates have caused U.S. fixed income asset classes to underperform on a total return basis, and municipals have not been spared; the asset class has underperformed many other fixed income assets in the first half of 2022, despite generally being considered defensive by investors. The Bloomberg U.S. Municipal Bond Index moved lower in June 2022, returning –1.64 percent for the month and down –8.98 percent year-to-date. As we enter into the summer months, we believe a stronger technical environment fueled by seasonally lower supply may offset continued headwinds and help provide price stability for the municipal market.

Municipal credit quality continues to remain solid, in our view, and the asset class is generally considered more defensive than most others during times of economic stress. State and local governments set their budgets in advance, and it takes some time for economic downturns to start affecting their balance sheets — even more so for local municipalities that rely heavily on property taxes. Housing tax receipts typically decline years after economic shocks, as it takes time for home values to be reassessed.

Data released by the Federal Bureau of Labor Statistics (BLS) show that through the first five months of 2022, the California economy added roughly 358,000 non-farm jobs. The BLS data confirms the state economy has recouped nearly all of the jobs lost at the start of the COVID-19 pandemic. The state posted job gains across nearly every major industry sector, with more than half of such gains added since January 2022 in the services sector. This continued job growth across nearly every major industry sector during the first half of 2022 helped push California's unemployment rate back to pre-pandemic levels.

The post-pandemic recovery of California's economy helped the state close fiscal year 2021-22 on June 30, 2022 with an estimated $97 billion surplus in the general fund, per the California Department of Finance. General fund revenues exceeded budget estimates by nearly 30 percent, and the state estimated its combined budget stabilization account/rainy day fund balance as of June 30, 2022 at $20.3 billion, or 10 percent of total general fund revenues. The state and its economy benefited from the more than $600 billion in pandemic-related federal stimulus funding disbursed to the state and local governments (including schools), its citizens and businesses.

Uncertainty around the Federal Reserve, Treasury market and geopolitical landscape will likely continue to weigh on the market. Municipal yield movements are closely tracking the Treasury market's high volatility, and it will likely require a calming of that volatility, as well as a more favorable technical municipal backdrop, to reignite persistent market conviction and sustained outperformance. As the Fed moves ahead with aggressive rate hikes based on potentially lagging economic data, the risk of a policy error grows.

Performance Analysis

As of June 30, 2022, Morgan Stanley California Tax-Free Daily Income Trust had net assets of approximately $23.3 million and an average portfolio maturity of 6 days. For the six-month period ended June 30, 2022, the Fund's Class R and Class S shares provided a total return of 0.09 percent. For the seven-day period ended June 30, 2022, each of the Fund's Class R and Class S shares provided an effective annualized yield of 0.53 percent (subsidized) and –0.77 percent (non-subsidized) and a current yield of 0.52 percent (subsidized) and –0.78 percent (non-subsidized), while the 30-day moving average yield for June was 0.43 percent (subsidized) and –0.90 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period. Past performance is no guarantee of future results.

The portfolio is well positioned for a rising rate environment, being short duration with high concentrations in VRDOs and floating rate securities. We continue to hold a bias for higher quality assets overall and continue to advocate careful security selection, as the impact of the pandemic varies across market segments. We have a preference for essential service revenue issues like water & sewer, public power, pollution control and health care.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/22
Weekly Variable Rate Bonds	66.2%
Daily Variable Rate Bonds	23.0
Commercial Paper	6.5
Closed-End Investment Company	4.3
MATURITY SCHEDULE as of 06/30/22
1 - 30 Days	100%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition and maturity schedule are stated as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/moneymarketfundsshareholderreports. Each

Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/22 – 06/30/22.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	01/01/22	06/30/22	01/01/22 – 06/30/22
Class R
Actual (0.09% return)	$1,000.00	$1,000.93	$0.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.74	$0.79
Class S
Actual (0.09% return)	$1,000.00	$1,000.93	$0.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.74	$0.79

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.16% and 0.16% for Class R and Class S shares, respectively, multiplied by the average account value over the period and multiplied by 179**/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.33% and 1.33% for Class R and Class S shares, respectively.

  **  Adjusted to reflect non-business days accruals.

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ◼  June 30, 2022 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	DEMAND DATE (a)	MATURITY DATE	VALUE
	Weekly Variable Rate Bonds (b)(66.2%)
$1,100	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge 2007 Ser B2	0.65%	07/07/22	04/01/53	$1,100,000
	California Educational Facilities Authority,
1,100	California Institute of Technology 2006 Ser A	0.78	07/07/22	10/01/36	1,100,000
1,100	Stanford University Ser 1998 L-6	0.70	07/07/22	10/01/22	1,100,000
	California Health Facilities Financing Authority,
1,100	Catholic Healthcare West Ser 2011 B	0.70	07/07/22	03/01/47	1,100,000
1,100	Scripps Health Ser 2010 B	0.65	07/07/22	10/01/40	1,100,000
1,100	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds Ser 2018A (CA) (c)	0.94	07/07/22	09/01/38	1,100,000
1,100	California Statewide Communities Development Authority, Rady Children's Hospital Ser 2008 C	0.75	07/07/22	08/15/36	1,100,000
1,100	California State of General Obligation Bonds, Series 2005 A Subser A-2-1, CA	0.77	07/07/22	05/01/40	1,100,000
1,100	Rancho California Water District Community Facilities District No. 89-5, CA, Ser 1998	0.80	07/07/22	09/01/28	1,100,000
1,100	Sacramento Transportation Authority, CA, Measure A Sales Tax Revenue Refunding Bonds Ser 2014A	0.70	07/07/22	10/01/38	1,100,000
1,100	San Diego County Regional Transportation Commission, CA, Sales Tax 2008 Ser B	0.68	07/07/22	04/01/38	1,100,000
1,100	San Francisco City & Country Finance Corporation, CA, Moscone Center Ser 2008-2	0.75	07/07/22	04/01/30	1,100,000
1,100	San Francisco City & County Airport Commission, CA, San Francisco International Airport Ser 2018 B	0.75	07/07/22	05/01/58	1,100,000
1,100	Santa Clara Valley Transportation Authority, CA, Measure A Sales Tax Ser 2008 B	0.76	07/07/22	04/01/36	1,100,000
	Total Weekly Variable Rate Bonds (Cost $15,400,000)				15,400,000
	Daily Variable Rate Bonds (b)(23.0%)
1,100	California Municipal Finance Authority Recovery Zone Facility Bonds, Chevron USA, Inc. Project, Series 2010A Recovery Zone Bonds CA	0.55	07/01/22	11/01/35	1,100,000
1,050	Irvine Assessment District No 97-16, CA, Improvement Bond Act 1915	0.52	07/01/22	09/02/22	1,050,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ◼  June 30, 2022 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	DEMAND DATE (a)	MATURITY DATE	VALUE
$1,100	Los Angeles Department of Water & Power, CA, Water System 2019 Ser A Subser A-2	0.50%	07/01/22	07/01/45	$1,100,000
1,100	Metropolitan Water District of Southern California, Water 2000 Ser B-3	0.50	07/01/22	07/01/35	1,100,000
1,000	University of California Regents, CA, Ser 2013 AL-3	0.50	07/01/22	05/15/48	1,000,000
	Total Daily Variable Rate Bonds (Cost $5,350,000)				5,350,000
			YIELD TO MATURITY ON DATE OF PURCHASE
	Commercial Paper (6.5%)
1,500	California Statewide Communities Development Authority, 3/A2 Ser K (Cost $1,500,000)	0.20	0.20%	07/06/22	1,500,000
			DEMAND DATE (a)
	Closed-End Investment Company (b)(c)(4.3%)
1,000	Nuveen California Quality Municipal Income Fund, CA, VRDP Ser 4 (AMT) (Cost $1,000,000)	0.98	07/07/22	08/03/43	1,000,000
	Total Investments (Cost $23,250,000) (d)			100.0%	23,250,000
	Other Assets in Excess of Liabilities			0.0 (e)	3,430
	Net Assets			100.0%	$23,253,430

  AMT  Alternative Minimum Tax.

  VRDP  Variable Rate Demand Preferred.

  (a)  Date on which the principal amount can be recovered through demand.

  (b)  Floating or variable rate securities: The rates disclosed are as of June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

  (e)  Amount is less than 0.05%.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements

Statement of Assets and Liabilities June 30, 2022 (unaudited)

Assets:
Investments in securities, at value (cost $23,250,000)	$23,250,000
Cash	36,336
Receivable for:
Interest	13,485
Due from Adviser	19,596
Prepaid expenses and other assets	50,426
Total Assets	23,369,843
Liabilities:
Payable for:
Trustees' fees	37,472
Transfer agent fees	1,250
Dividends to shareholders	75
Accrued expenses and other payables	77,616
Total Liabilities	116,413
Net Assets	$23,253,430
Composition of Net Assets:
Paid-in-Capital	$23,297,382
Total Accumulated Loss	(43,952)
Net Assets	$23,253,430
Class R Shares:
Net Assets	$17,406,036
Shares Outstanding (unlimited shares authorized, $0.01 par value)	17,404,293
Net Asset Value Per Share	$1.00
Class S Shares:
Net Assets	$5,847,394
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,847,454
Net Asset Value Per Share	$1.00

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements continued

Statement of Operations For the six months ended June 30, 2022 (unaudited)

Net Investment Income:
Interest Income	$41,485
Expenses
Professional fees	92,075
Advisory fee (Note 3)	18,742
Registration fees	15,126
Shareholder services fee (Note 4)	12,495
Shareholder reports and notices	7,045
Administration fee (Note 3)	6,247
Transfer agent fees (Note 5)	3,905
Trustees' fees and expenses	3,618
Custodian fees (Note 6)	2,371
Other	4,658
Total Expenses	166,282
Less: amounts waived/reimbursed (Note 3 & 4)	(146,672)
Net Expenses	19,610
Net Investment Income	21,875
Net Increase	$21,875

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2022	FOR THE YEAR ENDED DECEMBER 31, 2021
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$21,875	$3,013
Net Increase	21,875	3,013
Dividends to Shareholders from:
Net investment income
Class R shares	(16,264)	(2,406)
Class S shares	(5,611)	(607)
Total Dividends	(21,875)	(3,013)
Net decrease from transactions in shares of beneficial interest	(6,973,979)	(385,980)
Net Decrease	(6,973,979)	(385,980)
Net Assets:
Beginning of period	30,227,409	30,613,389
End of Period	$23,253,430	$30,227,409

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The Fund offers two classes of shares, Class R and Class S Shares. The two classes have the same fees and expenses.

The Securities and Exchange Commission ("SEC") has adopted changes to the rules that govern money market funds. The Fund operates as a "retail money market fund," which allows the Fund to continue to seek a stable net asset value ("NAV"). The Fund will be permitted to impose a liquidity fee on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Investments in mutual funds are valued at the NAV as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Shareholder services fees are charged directly to the respective class.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2022:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$15,400,000	$—	$15,400,000
Daily Variable Rate Bonds	—	5,350,000	—	5,350,000
Commercial Paper	—	1,500,000	—	1,500,000
Closed-End Investment Company	—	1,000,000	—	1,000,000
Total Assets	$—	$23,250,000	$—	$23,250,000

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.15% to the average daily net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Fund's Board of Trustees (the "Trustees") acts to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

In addition, the Adviser and Administrator have also agreed to waive all or a portion of the Fund's advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expense exceed total income of the Fund on a daily basis. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense cap of 0.60% due to these additional fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future. For the six months ended June 30, 2022, the Adviser waived $18,742 and the Administrator waived $6,247. For the same period, the Adviser reimbursed additional expenses in the amount of $109,188.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund for Class R and Class S shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2022, the distribution fee was accrued at the annual rate of 0.10%. Effective October 10, 2018, the Distributor has agreed to waive all of the Fund's shareholder services fee. For the six months ended June 30, 2022, the Distributor waived $12,495. The fee waivers will continue for at least one year from the date of the Fund's prospectus or until such time that the Fund's Trustees act to discontinue all or a portion of such waivers when they deem such action is appropriate.

The Distributor has agreed to waive all or a portion of the Fund's shareholder services fee and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. The Distributor may discontinue this voluntary fee waivers and/or expense reimbursements at any time in the future. This arrangement had no effect during the most recent reporting period.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

6. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

7. Transactions with Affiliates

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. The Fund did not have pension costs for the six months ended June 30, 2022. At June 30, 2022, the Fund had an accrued pension liability of $37,472, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2022	FOR THE YEAR ENDED DECEMBER 31, 2021
	(unaudited)
CLASS R SHARES
Shares sold	55,849	1
Shares issued in reinvestment of dividends	16,262	2,406
Shares redeemed	(6,511,129)	(358,723)
Net decrease — Class R	(6,439,018)	(356,316)
CLASS S SHARES
Shares sold	52,126	3,107,041
Shares issued in reinvestment of dividends	5,537	607
Shares redeemed	(592,624)	(3,137,312)
Net decrease — Class S	(534,961)	(29,664)
Net decrease in Fund	(6,973,979)	(385,980)

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 DISTRIBUTIONS PAID FROM:		2020 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	PAID-IN- CAPITAL	TAX-EXEMPT INCOME	PAID-IN- CAPITAL
$1,323	$1,689	$135,498	$1,704

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to distributions in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2021:

TOTAL ACCUMULATED LOSS	PAID-IN- CAPITAL
$1,689	$(1,689)

At December 31, 2021, the Fund had no distributable earnings on a tax basis.

10. Other

At June 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 99.1%.

11. Market Risk

The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ◼  June 30, 2022 (unaudited) continued

12. Results of Special Meeting of Shareholders

On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	29,225,957	867,517
Nancy C. Everett	29,225,957	867,517
Eddie A. Grier	29,225,957	867,517
Jakki L. Haussler	29,225,957	867,517
Patricia A. Maleski	29,225,957	867,517

Morgan Stanley California Tax-Free Daily Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED DECEMBER 31,
	MONTHS ENDED
	JUNE 30, 2022		2021		2020		2019		2018		2017
	(unaudited)
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.001		0.000	(1)	0.003		0.011		0.008		0.002
Less dividends and distributions from net investment income	(0.001)		(0.000	)(1)	(0.003)		(0.011)		(0.008	)(2)	(0.002)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.09	%(4)	0.01%		0.34%		1.08%		0.76%		0.21%
Ratios to Average Net Assets:
Net expenses	0.16	%(3)(5)	0.05	%(3)	0.14	%(3)	0.20	%(3)	0.51	%(3)	0.60	%(3)
Net investment income	0.17	%(3)(5)	0.01	%(3)	0.37	%(3)	1.08	%(3)	0.75	%(3)	0.23	%(3)
Supplemental Data:
Net assets, end of period, in millions	$17		$24		$24		$25		$27		$28

  (1)  Amount is less than $0.001.

  (2)  Includes capital gain and paid-in-capital distributions of less than $0.001.

  (3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and/or Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
June 30, 2022	1.33%	(1.00)%
December 31, 2021	1.17	(1.11)
December 31, 2020	1.01	(0.50)
December 31, 2019	0.85	0.43
December 31, 2018	0.96	0.30
December 31, 2017	1.38	(0.55)

(4)  Not annualized.

(5)  Annualized.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED DECEMBER 31,
	MONTHS ENDED
	JUNE 30, 2022		2021		2020		2019		2018		2017
	(unaudited)
Class S Shares
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.001		0.000	(1)	0.003		0.011		0.008		0.002
Less dividends and distributions from net investment income	(0.001)		(0.000	)(1)	(0.003)		(0.011)		(0.008	)(2)	(0.002)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.09	%(4)	0.01%		0.34%		1.08%		0.76%		0.21%
Ratios to Average Net Assets:
Net expenses	0.16	%(3)(5)	0.05	%(3)	0.14	%(3)	0.20	%(3)	0.51	%(3)	0.60	%(3)
Net investment income	0.17	%(3)(5)	0.01	%(3)	0.37	%(3)	1.08	%(3)	0.75	%(3)	0.23	%(3)
Supplemental Data:
Net assets, end of period, in thousands	$5,847		$6,382		$6,412		$14,519		$6,378		$744

(1)  Amount is less than $0.001.

(2)  Includes capital gain and paid-in-capital distributions of less than $0.001.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and/or Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
June 30, 2022	1.33%	(1.00)%
December 31, 2021	1.17	(1.11)
December 31, 2020	1.01	(0.50)
December 31, 2019	0.85	0.43
December 31, 2018	0.96	0.30
December 31, 2017	1.38	(0.55)

(4)  Not annualized.

(5)  Annualized.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and five-year periods but better than its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group

Morgan Stanley California Tax-Free Daily Income Trust

Investment Advisory Agreement Approval (unaudited) continued

averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key

Morgan Stanley California Tax-Free Daily Income Trust

Investment Advisory Agreement Approval (unaudited) continued

personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley California Tax-Free Daily Income Trust

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley California Tax-Free Daily Income Trust

U.S. Customer Privacy Notice (unaudited) continued  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley California Tax-Free Daily Income Trust

U.S. Customer Privacy Notice (unaudited) continued  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Trustees

Frank L. Bowman

Frances L. Cashman

Kathleen A. Dennis

Nancy C. Everett

Eddie A. Grier

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia A. Maleski

W. Allen Reed, Chair of the Board

Officers

John H. Gernon
President and Principal Executive Officer

Deidre A. Downes
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2022 Morgan Stanley

DSCSAN
4822833 EXP 08.31.23

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable.

Item 13. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Tax-Free Daily Income Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

August 17, 2022

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

August 17, 2022